                                                                   EXHIBIT 10.76


                          SECOND AMENDMENT AGREEMENT


         This Second Amendment Agreement dated as of January 31, 1995 ("Amendment") is by and among Union Texas Petroleum Holdings Inc, a Delaware corporation ("Company"), the Banks and Co-Agents party to the Agreement defined below, and NationsBank of Texas, N.A., as Agent ("Agent"). In consideration of the mutual covenants contained herein, the Company, the Banks, the Co-Agents and the Agent agree as set forth herein.

         1. Amendment to Credit Agreement. The Amended and Restated Credit Agreement dated as of May 13, 1994, as amended by the First Amendment Agreement dated as of November 21, 1994 (as so amended, the "Agreement"), among the Company, the Banks, the Co-Agents and the Agent, is hereby amended by inserting, immediately after the first sentence of Section 2.14, the following:

         Interest based on the Sterling Interbank Offered Rate shall be computed on the basis of (i) in the case of any Sterling Loan Interest Period commencing on or before January 31, 1995, a year of 360 days, and (ii) in the case of any Sterling Loan Interest Period commending after January 31, 1995, a year of 365 days (or 366 days in a leap year), and in each case paid for the actual number of days elapsed (including the first day but excluding the last day).

         2. Effectiveness. The effectiveness of this Amendment is subject to receipt by the Agent of:

                 2.1 counterparts of this Amendment signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party); and

                 2.2 the Acknowledgement and Consent dated as of the date hereof (the "Acknowledgment"), duly executed by each of the Required Guarantors, substantially in the form of Exhibit A hereto.

         3.      Miscellaneous.

                 3.1 Amendments, Etc. No amendment or waiver of any provision of this Amendment, nor consent to any departure by the Company therefrom, shall in any event be effective unless effected in accordance with Section 9.05 of the Agreement.

                 3.2 Governing Law. This Amendment and the Agreement as amended hereby shall be construed in accordance with and governed by the laws of the State of Texas.

                 3.3 Preservation. Except as specifically modified by the terms of this Amendment, all of the terms, provisions, covenants, warranties and agreements contained in the Agreement (including, without limitation, exhibits thereto) or any other Financing Document remain in full force and effect. Undefined capitalized terms used herein are used herein as defined in the Agreement as amended hereby.

                 3.4 Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                 3.5 Representations and Warranties. The Company hereby represents and warrants to the Banks, the Co-Agent and the Agent that
         (i) the representations and warranties contained in Article IV of the Agreement (other than the representations and warranties contained in Sections 4.04(a) and 4.04(c) thereof) are correct on and as of the date hereof as though made on and as of the date hereof, with this Amendment, the Agreement as amended hereby and the Acknowledgment constituting "Financing Documents" for purposes thereof, and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

                 3.6 Default. Without limiting any other event which may constitute an Event of Default, in the event that any representation or warranty set forth herein shall be incorrect or misleading in any material respect when made, such event shall constitute an "Event or Default" under the Agreement, as amended hereby.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                UNION TEXAS PETROLEUM HOLDINGS, INC.


                                By:      /s/ M. N. Markowitz
                                    ---------------------------------------
                                             M. N. Markowitz
                                         Vice President and Treasurer



                                NATIONSBANK OF TEXAS, N.A.,
                                individually and as Agent


                                By:       /s/ Paul A. Squires
                                    ---------------------------------------
                                              Paul A. Squires
                                           Senior Vice President

                                BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION,
                                individually and as Co-Agent


                                By:      /s/ Laura B. Shepard
                                    ----------------------------------------
                                             Laura B. Shepard
                                               Vice President


                                UNITED BANK OF SWITZERLAND,
                                HOUSTON AGENCY, individually and as Co-Agent


                                By:            /s/
                                    ----------------------------------------
                                Name:
                                      --------------------------------------
                                               Authorized Officer

                                By:            /s/
                                    ----------------------------------------
                                Name:
                                      --------------------------------------
                                               Authorized Officer


                                THE FIRST NATIONAL BANK OF CHICAGO


                                By:        /s/ Dixon P. Schultz
                                    ----------------------------------------
                                               Dixon P. Schultz
                                                    Officer

                                CREDIT LYONNAIS CAYMAN ISLAND BRANCH


                                By:           /s/ R. A. Tollis
                                    ----------------------------------------
                                                  R. A. Tollis
                                             Authorized Signature

                                MELLON BANK, N.A.


                                By:        /s/ A. Gary Chace
                                    ----------------------------------------
                                                A. Gary Chace
                                            Senior Vice President



                                THE BANK OF NOVA SCOTIA


                                By:          /s/ F. C. H. Ashby
                                    ----------------------------------------
                                                 F. C. H. Ashby
                                         Senior Manager Loan Operations



                                CHEMICAL BANK


                                By:         /s/ Mary Jo Woodford
                                    ----------------------------------------
                                                Mary Jo Woodford
                                                 Vice President



                                LTCB TRUST COMPANY


                                By:        /s/ John J. Sullivan
                                    ----------------------------------------
                                               John J. Sullivan
                                              Authorized Officer


                                SOCIETE GENERALE, SOUTHWEST AGENCY


                                By:         /s/ Paul E. Cornell
                                    ----------------------------------------
                                                Paul E. Cornell
                                               Authorized Officer

                                BANQUE NATIONALE DE PARIS,
                                HOUSTON AGENCY


                                By:         /s/ Richard Hite
                                    ----------------------------------------
                                                Richard Hite
                                             Authorized Officer

                                FIRST INTERSTATE BANK OF TEXAS, N.A.


                                By:        /s/ Collie C. Michaels
                                    ----------------------------------------
                                               Collie C. Michaels
                                               Authorized Officer


                                THE MITSUBISHI TRUST &  BANKING
                                CORPORATION


                                By:       /s/ Masaaki Yamagishi
                                    ----------------------------------------
                                              Masaaki Yamagishi
                                              Authorized Officer


                                MORGAN GUARANTY TRUST COMPANY OF
                                NEW YORK


                                By:        /s/
                                    ----------------------------------------
                                Name:
                                      --------------------------------------
                                              Authorized Officer

                                BANQUE PARIBAS, HOUSTON AGENCY


                                By:       /s/ Patrick J. Milon
                                    ----------------------------------------
                                              Patrick J. Milon
                                            Senior Vice President
                                            Deputy General Manager


                                By:        /s/ Barton D. Schouest
                                    ----------------------------------------
                                               Barton D. Schouest
                                              Group Vice President



                                THE YASUDA TRUST AND BANKING
                                COMPANY, LIMITED, NEW YORK BRANCH


                                By:          /s/ Gerald T Hill
                                    ----------------------------------------
                                                 Gerald T. Hill
                                               Authorized Officer



                                CITIBANK, N.A.


                                By:        /s/ Barbara A. Cohen
                                    ----------------------------------------
                                               Barbara A. Cohen
                                                Vice President



                                NATIONAL WESTMINSTER BANK PLC


                                By:          /s/ David L. Smith
                                    ----------------------------------------
                                                 David L. Smith
                                                 Vice President



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                                DRESDNER BANK AG, NEW YORK AND
                                GRAND CAYMAN BRANCHES


                                By:           /s/ C. Frickson
                                    ----------------------------------------
                                                  C. Frickson
                                               Authorized Officer


                                By:           /s/ D. Slusarczyk
                                    ----------------------------------------
                                                  D. Slusarczyk
                                                Authorized Officer



                                DEN NORSKE BANK AS


                                By:    /s/
                                    ----------------------------------------
                                Name:
                                      --------------------------------------
                                                Authorized Officer


                                By:         /s/ Anne Marie Rotan
                                    ----------------------------------------
                                                Anne Marie Rotan
                                              First Vice President


                                BANK OF TIAWAN


                                By:         /s/ Kao-Chin Wang
                                    ----------------------------------------
                                                Kao-Chin Wang
                                         Vice President and General Manager



                                BANK OF TOKYO, LTD., DALLAS AGENCY


                                By:         /s/ Michael G. Meiss
                                    ----------------------------------------
                                                Michael G. Meiss
                                               Authorized Officer

                                CHRISTIANIA BANK


                                By:       /s/ Jahn O. Roising
                                    ----------------------------------------
                                              Jahn O. Roising
                                            First Vice President


                                By:         /s/ Peter M. Dodge
                                    ----------------------------------------
                                                Peter M. Dodge
                                                Vice President



                                BANQUE FRANCAISE DU COMMERCE
                                EXTERIEUR


                                By:         /s/ Iain A. Whyte
                                    ----------------------------------------
                                                Iain A. Whyte
                                           Assistant Vice President


                                By:        /s/ Mark A. Harrington
                                    ----------------------------------------
                                               Mark A. Harrington
                                       Vice President and Regional Manager

                                   EXHIBIT A

                           ACKNOWLEDGMENT AND CONSENT
                                January 31, 1995

                 Reference is made to the Amended and Restated Credit Agreement dated as of May 13, 1994, as amended by the First Amendment Agreement dated as of November 21, 1994 (as so amended, the "Credit Agreement"), among Union Texas Petroleum Holdings, Inc., a Delaware corporation ("Company"), the Banks and Co-Agents parties thereto, and NationsBank of Texas, N.A., as Agent ("Agent") and to the Second Amendment Agreement dated as of January 31, 1995 (the "Amendment") among the Company, the Banks and Co-Agents parties thereto, and the Agent. Undefined capitalized terms are used herein as defined in the Credit Agreement as amended by the Amendment (the "Amended Credit Agreement").

                 To induce the Agent and the Banks to execute the Amendment, each of the undersigned Subsidiary Guarantors hereby (a) consents to and agrees to the terms of the Amendment and the Amended Credit Agreement, (b) agrees that
(i) none of such Subsidiary Guarantor's obligations under or in connection with the Financing Documents and none of the Banks' or the Agent's rights and remedies with respect to any Subsidiary Guarantor is released, impaired or affected thereby or by the foregoing, (ii) neither the Subsidiary Guaranty Agreement nor any other Financing Document provided by any Subsidiary Guarantor is released, impaired or affected thereby or by any of the foregoing, and (iii) this acknowledgment shall not be construed as requiring the consent or agreement of any Subsidiary Guarantor in any circumstance, (c) ratifies and confirms all provisions of all Financing Documents executed by such Subsidiary Guarantor and all documents pertaining thereto or referred to therein, and (d) agrees that none of such Subsidiary Guarantor's obligations, none of the Banks' or the Agent's rights and remedies and neither the Subsidiary Guaranty Agreement, nor any other Financing Document, would be released, impaired or affected if such Subsidiary Guarantor had not acknowledged the Amendment, the Amended Credit Agreement or any other Financing Document.

                 IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their respective offices thereunto duly authorized, as of the date first above written.

                                  SUBSIDIARY GUARANTORS:

                                  UNION TEXAS PETROLEUM ENERGY
                                  CORPORATION


                                  By: ______________________________________
                                                 M. N. Markowitz
                                                   Treasurer





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                                  UNION TEXAS PRODUCTS CORPORATION


                                  By:
                                      ----------------------------------------
                                                  N. Markowitz
                                                    Treasurer



                                  UNION TEXAS EAST KALIMANTAN
                                  LIMITED


                                  By:
                                      ----------------------------------------
                                                  N. Markowitz
                                                    Treasurer



                                  UNION TEXAS INTERNATIONAL
                                  CORPORATION


                                  By:
                                      ----------------------------------------
                                                  N. Markowitz
                                                    Treasurer


                                  UNISTAR, INC.


                                  By:
                                      ----------------------------------------
                                                  N. Markowitz
                                                    Treasurer